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                                                                  EXHIBIT 10.31


                      AMENDMENT TO CONTROL CHANGE AGREEMENT

THIS AMENDING AGREEMENT is made the 30th day of September, 2002

BETWEEN:

              NORSKE SKOG CANADA LIMITED, a corporation continued and amalgamated under the laws of Canada

              (the "Company")

                                                              OF THE FIRST PART,

AND:

              RUSSELL J. HORNER, of 1720 Trafalgar Street, Vancouver, British Columbia, V6K 3R8

              (the "Executive")

                                                             OF THE SECOND PART.

WHEREAS:

A. The parties entered into an agreement (the "Control Change Agreement") dated as of August 29, 2001; and

B. The parties wish to enter into this Amending Agreement for the purpose of amending the Control Change Agreement;

NOW THEREFORE in consideration of the premises, the respective covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which the parties acknowledge) the parties covenant and agree as follows:

1.       INTERPRETATION

1.1. In this Agreement, capitalized words or phrases that are not defined but that are defined in the Control Change Agreement shall have the meanings ascribed to them in the Control Change Agreement;

2.       AMENDMENT OF DEFINITION OF CONTROL CHANGE

2.1. The definition of "Control Change" contained in clause 2.3(c) of the Control Change Agreement is hereby amended by deleting the same and substituting the following:

         "(c)     "Control Change" shall mean any of the following:

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                  (i)      any change in ownership, direct or indirect, of
                           shares of the Company and/or securities
                           ("Convertible Securities") convertible into, exchangeable for or representing the right to acquire shares of the Company, as a result of or following which Norske Skogindustrier ASA ("NSI") beneficially owns, directly or indirectly, or exercises control or direction over, shares of the Company and/or Convertible Securities such that, assuming only the conversion, exchange or exercise of Convertible Securities beneficially owned by NSI, NSI would beneficially own, directly or indirectly, or exercise control or direction over, shares of the Company that would entitle the holders thereof to cast more than 50% of the votes attaching to all shares of the Company that may be cast to elect directors of the Company;

                  (ii) any change in ownership, direct or indirect, of shares of the Company and/or Convertible Securities, as a result of or following which an Acquiror (as defined in paragraph (vi) below) beneficially owns, directly or indirectly, or exercises control or direction over, shares of the Company and/or Convertible Securities such that, assuming only the conversion, exchange or exercise of Convertible Securities beneficially owned by the Acquiror,

                           A. the Acquiror would beneficially own, directly or indirectly, or exercise control or direction over, shares of the Company that would entitle the holders thereof to cast more than 35% of the votes attaching to all shares of the Company that may be cast to elect directors of the Company, and

                           B. if NSI then beneficially owns, directly or indirectly, or exercises control or direction over, shares of the Company that would entitle holders thereof to cast more than 35% of the votes attaching to all shares of the Company that may be cast to elect directors of the Company, the Acquiror would beneficially own, directly or indirectly, or exercise control or direction over, shares of the Company that would entitle the holders thereof to cast more of the votes attaching to all shares of the Company that may be cast to elect directors of the Company than may be cast by holders of shares of the Company beneficially owned, directly or indirectly, or over which control or direction is exercised, by NSI;

                  (iii) the acquisition by NSI or an Acquiror of all or substantially all of the assets of the Company; or

                  (iv) a merger of the Company with or into one or more other companies, corporations, trusts or other entities (other than subsidiaries of, or trusts or other entities controlled by, the Company):

                           A.       where the members of the Board of
                                    Directors of the Company immediately
                                    prior to the consummation of the merger
                                    do not

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                                    constitute a majority of the directors,
                                    trustees or other governing body of the
                                    company, corporation, trust or other
                                    entity surviving or continuing from the
                                    merger; or

                           B. that results in the securityholders of the parties to the merger other than the Company owning, directly or indirectly, securities of the company, corporation, trust or other entity surviving or continuing from the merger that entitle the holders thereof to cast more than 35% of the votes attaching to all securities of the surviving or continuing company, corporation, trust or other entity that may be cast to elect its directors, trustees or other governing body; or

                           C. that has been designated by resolution of the directors of the Company as a Control Change prior to the consummation of the merger;

                  and for the purposes of this clause 2.3(c)

                  (v) the expression "NSI" shall include any group of persons which includes NSI, any persons acting jointly or in concert with NSI and any persons associated or affiliated within the meaning of the SECURITIES ACT (British Columbia) with NSI, or any such group of persons or persons acting jointly or in concert;

                  (vi) the expression "Acquiror" shall mean a person, group of persons or persons acting jointly or in concert, or persons associated or affiliated within the meaning of the SECURITIES ACT (British Columbia) with any such person, group of persons or persons acting jointly or in concert, but shall not include an Acquiror as so defined which consists of or includes NSI; and

                  (vii) the expressions "change in ownership", "acquisition" and "merger" include, as the context may require, a transaction or series of transactions by way of takeover bid, purchase, exchange, lease, statutory amalgamation, statutory merger, reorganization, consolidation, statutory arrangement, recapitalization, liquidation or other business combination;".

3.       AMENDMENT OF DEFINITION OF RESIGNATION

3.1. The definition of "Resignation" contained in clause 2.3(k) of the Control Change Agreement is amended by deleting the same and substituting the following:

         "(k) "Resignation" shall mean, if there is a Control Change, the Executive giving the Company not less than 30 days prior written notice of his resignation, provided that such notice is given to the Company not later than one year after the Executive learns of the Control Change and makes express reference to the Control Change; and".

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4.       AMENDMENT OF TERM

4.1. Section 3.1 of the Control Change Agreement is amended by deleting the same and substituting the following:

         "3.1 This Agreement shall apply if a Control Change occurs within the term commencing on the 29th day of August 2001 and ending on the 30th day of September 2004 or such date later than the 30th day of September 2004 as the Company may from time to time specify by notice to the Executive. The obligations of the Company under section 5 shall survive the expiration of this Agreement if there is a Control Change prior to the end of the term of this Agreement."

5.       GENERAL

5.1. The Control Change Agreement, as amended by this Amending Agreement, shall be, and continues in all respects to be, in full force and effect and is hereby confirmed unamended other than as expressly set forth herein.

5.2. This Amending Agreement shall enure to the benefit of and be binding upon the Executive and his heirs, executors and administrators and upon the Company and its successors and assigns.

5.3. This Amending Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. Counterparts may be delivered by facsimile transmission.

IN WITNESS WHEREOF the parties hereto have executed this Amending Agreement as of the day and year first above written.

NORSKE SKOG CANADA LIMITED

By:      /s/ W. Thomas Stephens
         ------------------------------------
         Director


/s/ R. Horner
---------------------------------------------
Russell J. Horner